UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2014
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Markel Corporation
(Exact name of registrant as specified in its charter)
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Virginia	001-15811	54-1959284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4521 Highwoods Parkway Glen Allen, Virginia		23060-6148
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (804) 747-0136

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

On May 1, 2013, Markel Corporation (the Company or the Registrant) completed the acquisition of Alterra Capital Holdings Limited (Alterra). In conjunction with the continued integration of Alterra into the Company's insurance operations, during the first quarter of 2014, the Company changed the way it aggregates and monitors its ongoing underwriting results. Effective January 1, 2014, the Company monitors and reports its ongoing underwriting operations in the following three segments: U.S. Insurance, International Insurance and Reinsurance. In determining how to aggregate and monitor its underwriting results, the Company considers many factors, including the geographic location and regulatory environment of the insurance entity underwriting the risk, the nature of the insurance product sold, the type of account written and the type of customer served. The U.S. Insurance segment includes all direct business and facultative placements written by the Company's insurance subsidiaries domiciled in the United States. The International Insurance segment includes all direct business and facultative placements written by the Company's insurance subsidiaries domiciled outside of the United States, including the Company's syndicates at Lloyd's. The Reinsurance segment includes all treaty reinsurance written across the Company. Results for lines of business discontinued prior to, or in conjunction with, acquisitions will continue to be reported in the Other Insurance (Discontinued Lines) segment. All investing activities related to the Company's insurance operations are included in the Investing segment. The Company's non-insurance operations, which include the Company's Markel Ventures operations, are not considered to be a reportable segment.

These segment changes have no effect on the Company's historical consolidated financial results of operations. Prior period results have been conformed to the Company's new reportable segments. Exhibit 99.1 includes unaudited segment results for the Company's U.S. Insurance, International Insurance and Reinsurance segments for the years ended December 31, 2011, 2012 and 2013 and for each of the quarters in the year ended December 31, 2013. There were no changes in the historical amounts reported for the Company's Other Insurance (Discontinued Lines) segment or Investing segment. Exhibit 99.1 also includes a reconciliation of segment profit (loss) to net income to shareholders for each of the periods presented.

As provided in General Instruction B.2 of Form 8-K, the information furnished in this Current Report on Form 8-K, including Exhibit 99.1, is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liability of that section. This information will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Redefined segment results (unaudited) for Markel Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKEL CORPORATION

April 22, 2014	By:	/s/ Anne G. Waleski
	Name:	Anne G. Waleski
	Title:	Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Redefined segment results (unaudited) for Markel Corporation.